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                                                                    EXHIBIT 23.2

                    CONSENT OF LEVINE, HUGHES & MITHUEN, INC.




CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement of Sport-Haley, Inc., on Form S-3 and related prospectus of our report dated September 4, 1998 appearing in and incorporated by reference in the Annual Report on Form 10-K of Sport-Haley, Inc. for the year ended June 30, 1998. We also consent to the reference to us under the caption "Experts" in this prospectus.







Englewood, Colorado
December 18, 1998